Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2015
Future Minimum Lease Payments Under Noncancelable Operating Leases

The future minimum lease payments under noncancelable operating leases with remaining terms greater than one year for the next five years and thereafter and in the aggregate as of December 31, 2015, are as follows:

(in thousands)
2016	$121,892
2017	117,137
2018	101,413
2019	99,426
2020	30,733
Thereafter	22,716

Total future minimum lease payments	$493,317